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                                                                Exhibit 10(xliv)

                                 AMENDMENT NO. 1
                     TO THE NORTH AMERICAN COAL CORPORATION
               DEFERRED COMPENSATION PLAN FOR MANAGEMENT EMPLOYEES
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1999)
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         The North American Coal Corporation hereby adopts this Amendment No. 2 to The North American Coal Corporation Deferred Compensation Plan for Management Employees (As Amended and Restated Effective January 1, 1999) (the "Plan"), to be effective as of the date on which the Amendment is executed. Words used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1
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         The first sentence of Section 3.4(e) of the Plan is hereby amended in its entirety to read as follows:

         "Debits for any distributions made from the Sub-Accounts and for any amounts forfeited under Section 6.1(e)."

                                    SECTION 2
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         Section 6.1of the Plan is is hereby amended by adding new Subsections
(e) and (f) to the end thereof, to read as follows:

         "(e) Withdrawals Subject to a 10% Penalty.

         (i) The provisions of this Subsection shall apply notwithstanding any other provision of the Plan to the contrary.

         (ii) A Participant who is an Employee may, at any time (and from time to time) elect in writing to receive a withdrawal from one or more of the following Sub-Accounts:

         (A) the Additional Excess 401(k) Sub-Account;

         (B) the Additional Excess Matching Sub-Account; and
         (C) the VAP Deferral Sub-Account.

         (iii) In addition to the amounts described in (ii) above, Participants who have ceased to be Employees of the Controlled Group may also elect in writing to receive a withdrawal from one or more of the following Sub-Accounts:

         (A) the Basic Excess 401(k) Sub-Account; and
         (B) the Basic Excess Matching Sub-Account.

         (iv) Withdrawals under this Subsection shall be equal to the entire amount credited to any such Sub-Account, less 10%. Such 10% reduction shall be treated as a forfeiture hereunder and shall immediately be subtracted from the applicable Sub-Account, never to be restored.


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         (f)      Payment Restriction.

                  Notwithstanding any provision of the Plan to the contrary, the payment of all or any portion of the amounts payable hereunder will be deferred to the extent that any amount payable, when added to any other compensation received or to be received by the Participant in the same calendar year, would not be deductible by the Employer by reason of section 162(m) of the Code. The amount to be deferred will equal the amount that otherwise would not be deductible by the Employer by reason of Section 162(m) of the Code, but in no event greater than the total amount otherwise payable hereunder. The deferred amount shall become payable on December 31 of the first succeeding calendar year in which such amount, when added to all other compensation received or to be received by the Participant in such calendar year, would not be non-deductible by the Employer by reason of section 162(m) of the Code. The Nominating, Organization and Compensation Committee of the Board of Directors, in its sole and absolute discretion, shall have the authority to waive this payment restriction (in whole or in part) upon the written request of the participant."

                  EXECUTED this 23rd day of June, 2000.
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                           THE NORTH AMERICAN COAL CORPORATION



                                       By:  /s/ Charles A. Bittenbender
                                            -----------------------------------
                                            Title: Assistant Secretary









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